SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 14, 2003

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                      File No. 1-8009              36-3060977
(State of incorporation)      (Commission File Number)     (IRS Employer
                                                           Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:    (309) 697-4400

Item 5.  OTHER EVENTS

On February 14, 2003, ROHN Industries, Inc. issued a press release. The press release is attached hereto as Exhibit 99.2.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

               Exhibit 99.2 Press Release, dated February 14, 2003, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ROHN INDUSTRIES, INC.



Dated:  February 14, 2003               By:/s/ Horace Ward
                                           -----------------------------------
                                           Horace Ward
                                           Chief Executive Officer